UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14C
                                 (RULE 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant To Section 14(c) of the
                         Securities Exchange Act of 1934
                                 (AMENDMENT NO.)


Check the appropriate box:

[X] Preliminary information statement [ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive information statement

                              ALABAMA POWER COMPANY
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                 NOTICE OF 2006
                                 ANNUAL MEETING
                             & INFORMATION STATEMENT






                              www.alabamapower.com







                                                     [GRAPHIC OMITTED]

                              ALABAMA POWER COMPANY
                               Birmingham, Alabama

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on April 28, 2006

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Alabama Power Company will be held at Alabama Power Company's corporate headquarters, 600 North 18th Street, Birmingham, Alabama 35291 on April 28, 2006 at 8:00 a.m., central time, to elect 13 members of the board of directors, to amend Alabama Power Company's Articles of Incorporation to increase the number of authorized shares of common stock with a par value of $40 a share which Alabama Power Company may issue from 15,000,000 shares to 25,000,000 shares and to create a new class of securities authorized to be issued by Alabama Power Company to be called preference stock and to transact any other business that may properly come before said meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on March 15, 2006 will be entitled to notice of and to vote at said meeting or any adjournment or postponement thereof.

The Information Statement and the Annual Report are included in this mailing.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

William E. Zales, Jr.
Vice President and Corporate Secretary

Birmingham, Alabama
March __, 2006

                                TABLE OF CONTENTS

                                                                 Page
General Information............................................    1

Shareholder Proposals..........................................    1

Nominees for Election as Directors.............................    2

Corporate Governance...........................................    4

Communications to the Board....................................    6

Board Attendance at Annual Shareholders Meeting................    6

Audit Committee Report.........................................    7

Compensation and Management Succession Committee Report........    9

Compensation Committee Interlocks and Insider Participation....    11

Certain Relationships and Related Transactions.................    11

Executive Compensation Information.............................    12

Stock Ownership Table..........................................    17

Articles of Incorporation .....................................    18

Appendix A - Southern Company Audit Committee Charter .........    A-1

Appendix B - Nominating Committee Charter......................    B-1

Appendix C - Amendment to Articles of Incorporation ...........    C-1

                              INFORMATION STATEMENT

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

This Information Statement is furnished by Alabama Power Company (the "Company") in connection with the 2006 Annual Meeting of Shareholders and any adjournment or postponement thereof. The meeting will be held on April 28, 2006 at 8:00 a.m., central time, at the Company's corporate headquarters, 600 North 18th Street, Birmingham, Alabama 35291. This Information Statement is initially being provided to shareholders on or about March __, 2006.

At the meeting, the shareholders will vote to elect 13 members to the board of directors and to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock with a par value of $40 a share which the Company may issue from 15,000,000 shares to 25,000,000 shares and to create a new class of securities authorized to be issued by the Company to be called preference stock and will transact any other business that may properly come before the meeting. We are not aware of any other matters to be presented at the meeting; however, the holder of the Company's common stock will be entitled to vote on any other matters properly presented.

All shareholders of record on the record date of March 15, 2006 are entitled to notice of and to vote at the meeting. On that date, there were __________ common shares outstanding and entitled to vote, all of which are held by The Southern Company ("Southern Company"). There were also ________ shares of preferred stock and __________ shares of Class A preferred stock outstanding on that date.

With respect to the election of directors, all of the outstanding shares of preferred stock and Class A preferred stock are entitled to vote as a single class with the Company's common stock. Each common share counts as one vote. Each share of the 4.20% Series, the 4.52% Series, the 4.60% Series, the 4.64% Series, the 4.72% Series and the 4.92% Series of outstanding preferred stock, with par value of $100 per share, counts as two-fifths vote, each share of the 5.20% Series, the 5.30% Series and the 5.83% Series of outstanding Class A preferred stock, with stated capital of $25 per share, counts as one-tenth vote and each share of the Flexible Money Market Class A preferred stock, with stated capital of $100,000 per share, counts as 400 votes. The Company's Articles of Incorporation provide for cumulative voting rights.

With respect to the proposed amendment to the Company's Articles of Incorporation to increase the authorized number of shares of common stock and to create the preference stock, all of the outstanding shares of preferred stock and Class A preferred stock are entitled to vote as a single class with the Company's common stock. Votes will be tabulated based on the value of each share as described in "Articles of Incorporation--Vote Required" herein.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

--------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

Shareholders may present proper proposals for inclusion in the Company's information statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to the Company in a timely manner. In order to be so considered for inclusion for the 2007 Annual Meeting, shareholder proposals must be received by the Company no later than January __, 2007.

--------------------------------------------------------------------------------
NOMINEES FOR ELECTION AS DIRECTORS
--------------------------------------------------------------------------------

ITEM NO. 1. - ELECTION OF DIRECTORS

A board of 13 directors is to be elected at the annual meeting, each director to hold office until the next annual meeting of shareholders and until the election and qualification of a successor board. If any named nominee becomes unavailable for election, the board may substitute another nominee.

On the following pages there is information concerning the nominees for director stating, among other things, their names, ages, positions and offices held, and brief descriptions of their business experience. The ages of the directors set forth below are as of December 31, 2005.

Charles D. McCrary -- Director since 2001
Mr. McCrary, 54, has served as President and Chief Executive Officer of the Company since October 2001 and Executive Vice President of Southern Company since February 2002. He previously served as President and Chief Operating Officer of the Company from April 2001 to October 2001 and Vice President of Southern Company from February 1998 to April 2001. He is a Director of AmSouth Bancorporation, Birmingham, Alabama, and Protective Life Corporation, Birmingham, Alabama.

Whit Armstrong -- Director since 1982
Mr. Armstrong, 58, is President, Chairman and Chief Executive Officer of The Citizens Bank, Enterprise, Alabama, and President, Chairman and Chief Executive Officer of Enterprise Capital Corporation, Inc. He is a Director of Enstar Group, Inc., Montgomery, Alabama.

David J. Cooper, Sr. -- Director since 1998
Mr. Cooper, 60, is President of Cooper/T. Smith Corporation (a maritime company with a core business of stevedoring and tugboats), Mobile, Alabama. He is a Director of Cooper/T. Smith Corporation and subsidiaries, American Equity Underwriters, Inc., Mobile, Alabama, and AmSouth Bancorporation, Birmingham, Alabama.

John D. Johns -- Director since 2004
Mr. Johns, 53, has served as Chairman, President and Chief Executive Officer of Protective Life Corporation (a holding company whose subsidiaries provide insurance and other financial services), Birmingham, Alabama, since January 2003. He previously served as President and Chief Executive Officer of Protective Life Corporation from January 2002 to January 2003 and President and Chief Operating Officer of Protective Life Corporation from August 1996 until December 2001. He is a Director of Alabama National BanCorporation, Birmingham, Alabama, Genuine Parts Company, Atlanta, Georgia, and John H. Harland Company, Decatur, Georgia.

Patricia M. King -- Director since 1997
Ms. King, 60, is President and Chief Executive Officer of Sunny King Automotive Group (automobile dealerships), Anniston, Alabama.

James K. Lowder -- Director since 1997
Mr. Lowder, 56, is Chairman of The Colonial Company (real estate development and sales), Montgomery, Alabama. He is a Director of Colonial Properties Trust, Birmingham, Alabama.

Malcolm Portera -- Director since 2003
Dr. Portera, 59, has served as Chancellor of The University of Alabama System, Tuscaloosa, Alabama, since January 2002. He previously served as President of Mississippi State University from January 1998 to December 2001. He is a Director of Protective Life Corporation, Birmingham, Alabama, and Regions Financial Corporation, Birmingham, Alabama.

Robert D. Powers -- Director since 1992
Mr. Powers, 55, is President of The Eufaula Agency, Inc. (insurance and real estate), Eufaula, Alabama.

David M. Ratcliffe -- Director since 2004
Mr. Ratcliffe, 57, has served as Chairman of the Board, President and Chief Executive Officer of Southern Company since July 2004. He previously served as President of Southern Company from April 2004 until July 2004; Executive Vice President of Southern Company from May 1999 until April 2004; Chairman and Chief Executive Officer of Georgia Power Company from January 2004 to April 2004 and President and Chief Executive Officer of Georgia Power Company from May 1999 to January 2004. He is a Director of CSX Corporation, Jacksonville, Florida, Federal Reserve Bank of Atlanta, and Southern Company system companies, Georgia Power Company and Southern Power Company.

C. Dowd Ritter -- Director since 1997
Mr. Ritter, 58, is Chairman, President and Chief Executive Officer of AmSouth Bancorporation and AmSouth Bank, Birmingham, Alabama. He is a Director of Protective Life Corporation, Birmingham, Alabama.

James H. Sanford -- Director since 1983
Mr. Sanford, 61, is Chairman of HOME Place Farms, Inc. (agriculture, computer services and land development), Prattville, Alabama. He also serves as President of Autauga Quality Cotton Association, Prattville, Alabama, and Chairman of Sylvest Farms, Inc., Montgomery, Alabama. He is a Director of Federal Reserve Bank of Atlanta, Birmingham Branch.

John C. Webb IV -- Director since 1977
Mr. Webb, 63, is President of Webb Lumber Company, Inc. (wholesale lumber and wood products sales), Demopolis, Alabama.

James W. Wright -- Director since 2000
Mr. Wright, 62, is Chairman, President and Chief Executive Officer of First Tuskegee Bank, Tuskegee, Alabama. He is also Chairman, President and Chief Executive Officer of Birthright Incorporated (bank holding company), Tuskegee, Alabama.

Each nominee has served in his or her present position for at least the past five years, unless otherwise noted.

Vote Required

The majority of the votes cast by the shares outstanding and entitled to vote at a meeting at which a quorum is present is required for the election of directors. The shareholders entitled to vote in the election of directors have the right to cumulate their votes. Such right permits the shareholders to multiply the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and cast the product for a single nominee or distribute the product among two or more nominees. A shareholder will not be entitled to vote cumulatively at the Company's 2006 Annual Meeting unless such shareholder gives the Company notice of his interest to cumulate his vote not less than 48 hours before the time set for the meeting. If one shareholder gives such notice, all shareholders will be entitled to cumulate their votes without giving further notice.

Southern Company, as the owner of all of the Company's outstanding common stock, will vote for all of the nominees above.

--------------------------------------------------------------------------------
CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

How is the Company organized?
The Company is managed by a core group of officers and governed by a board of directors which has been set at a total not to exceed 25 members. The current nominees for election as directors consist of 13 members -- 11 non-employees, the chief executive officer of the Company and the chief executive officer of Southern Company.

What are directors paid for their services?

     o Standard Arrangements. The following compensation was paid to the Company's directors during 2005 for service as a member of the board of directors and any board committee(s), except that employee directors received no fees or compensation for service as a member of the board of directors or any board committee. At the election of the director, all or a portion of the cash retainer and meeting fees may be payable in Southern Company common stock. Also, at the election of the director, all or a portion of directors' compensation, including the stock retainer, may be deferred under the Company's deferred compensation plan for its directors until membership on the board is terminated. If a director elects to defer the stock retainer, it is payable in Southern Company common stock following termination from the board.

       Annual Cash Retainer Fee...................    $25,000 for directors serving as chair of a board committee and $22,000 for other directors

       Annual Stock Retainer Fee..................    520 shares of Southern Company common stock

       Meeting Fees...............................    $1,800 for each board meeting attended and $1,200 for each committee meeting attended

     o Other Arrangements. No director received other compensation for services as a director during the year ending December 31, 2005 in addition to or in lieu of that specified by the standard arrangements specified above.

Governance Policies and Processes
Southern Company owns all of the Company's outstanding common stock, which represents a substantial majority of the overall voting power of the Company's equity securities, and the Company has listed only debt and preferred stock on the New York Stock Exchange (the "NYSE"). Accordingly, under the rules of the NYSE, the Company is exempt from most of the NYSE's listing standards relating to corporate governance. The Company has voluntarily complied with certain of the NYSE's listing standards relating to corporate governance where such compliance is deemed to be in the best interests of the Company's shareholders. In addition, under the rules of the Securities and Exchange Commission (the "SEC"), the Company is exempt from the audit committee requirements of Section 301 of the Sarbanes-Oxley Act of 2002 and, therefore, is not required to have an audit committee or an audit committee report on whether it has an audit committee financial expert.

EXECUTIVE SESSIONS

It is the policy of the directors to hold an executive session of the non-management directors without management participation at each scheduled board of directors meeting. The chairman of the Controls and Compliance Committee presides over such executive sessions. Information on how to communicate with the chairman of the Controls and Compliance Committee or the non-management directors is provided under "Communications to the Board" below.

COMMITTEES OF THE BOARD

Controls and Compliance Committee:
    o    Members are Mr. Webb, Chairman; Mr. R. Kent Henslee and Mr. Lowder
    o    Met four times in 2005
    o    Oversees the Company's internal control and compliance matters

The Company's Controls and Compliance Committee meets periodically with management, internal auditors and the independent registered public accounting firm to discuss auditing, internal controls and compliance matters.

The Southern Company Audit Committee provides broad oversight of the Company's financial reporting, audit processes, internal controls and legal, regulatory and ethical compliance. The Southern Company Audit Committee appoints the Company's independent registered public accounting firm, approves their services and fees and establishes and reviews the scope and timing of their audits. The Southern Company Audit Committee also reviews and discusses the Company's financial statements with management and the independent registered public accounting firm. Such discussions include critical accounting policies and practices, material alternative financial treatments within generally accepted accounting principles, proposed adjustments, control recommendations, significant management judgments and accounting estimates, new accounting policies, changes in accounting principles, any disagreements with management and other material written communications between the independent registered public accounting firm and management. The Southern Company Audit Committee also recommends the filing of the Company's financial statements with the SEC.

The charter of the Southern Company Audit Committee is available on Southern Company's website (www.southerncompany.com) and is attached to this Information Statement as Appendix A. The Southern Company Audit Committee has authority to appoint, compensate and oversee the work of the independent auditors.

Compensation Committee:
     o Members are Mr. Wallace D. Malone, Jr., Chairman; Mr. Armstrong and Dr. Portera
     o    Met three times in 2005
     o    Oversees the administration of the Company's compensation arrangements

The Company's Compensation Committee reviews and provides input to Southern Company's Compensation and Management Succession Committee on the performance and compensation of the Company's chief executive officer and makes recommendations regarding the fees paid to members of the Company's board of directors.

Southern Company's Compensation and Management Succession Committee approves the corporate performance goals used to determine incentive compensation and establishes the mechanism for setting compensation levels for the Company's executive officers. It also administers executive compensation plans and reviews management succession plans.

Nominating Committee:
     o Members are Mr. Ritter, Chairman; Mr. Cooper; Mr. Johns; Mr. Ratcliffe and Mr. Sanford
     o    Met one time in 2005
     o    Considers and recommends nominees for election as directors

The Nominating Committee, with input from the Company's chief executive officer, identifies director nominees. The Nominating Committee evaluates candidates based on the requirements set forth in the Company's by-laws and regulatory requirements applicable to the Company. The Company is exempt from the NYSE's listing standards relating to director independence. Consequently, the board of directors has not determined whether the members of the Nominating Committee are independent under such standards.

Southern Company owns all of the Company's common stock, and, as a result, Southern Company's affirmative vote is sufficient to elect director nominees. Consequently, the Nominating Committee does not accept proposals from preferred shareholders regarding potential candidates for director nominees. Southern Company's chief executive officer is a member of the Nominating Committee and may propose on behalf of Southern Company potential candidates for director nominees at any meeting of the Nominating Committee.

The Nominating Committee operates under a written charter. The Nominating Committee charter is attached to this Information Statement as Appendix B.

Executive Committee:
     o    Members are Mr. McCrary, Chairman; Mr. Carl E. Jones, Jr.; Mr. Wallace
          D. Malone, Jr. and Mr. Ritter
     o    Met three times in 2005
     o Acts in place of full board on matters that require board action between scheduled meetings of the board to the extent permitted by law and within certain limits set by the board

Nuclear Committee:

    o    Members are Mr. Powers, Chairman; Ms. King and Mr. Wright
    o    Met four times in 2005
    o    Reviews nuclear activities

--------------------------------------------------------------------------------

The board of directors met four times in 2005. Average director attendance at all board and committee meetings was 98 percent. No nominee attended less than 75 percent of applicable meetings.

--------------------------------------------------------------------------------
COMMUNICATIONS TO THE BOARD
--------------------------------------------------------------------------------

Shareholders and other parties interested in communicating directly with the Company's board of directors, the chairman of the Controls and Compliance Committee or the non-management directors may contact them by writing c/o Corporate Secretary, Alabama Power Company, 600 North 18th Street, Birmingham, Alabama 35291 or by sending an email to apcocorpsec@southernco.com. The Corporate Secretary will receive the correspondence and forward it to the individual director or directors to whom the correspondence is directed or the chairman of the Controls and Compliance Committee. The Corporate Secretary will not forward any correspondence that is unduly hostile, threatening, illegal, not reasonably related to the Company or its business or similarly inappropriate.

--------------------------------------------------------------------------------
BOARD ATTENDANCE AT ANNUAL SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

The Company does not have a policy relating to attendance at the Company's annual meeting of shareholders by directors. The Company does not solicit proxies for the election of directors because the affirmative vote of Southern Company is sufficient to elect the nominees and, therefore, holders of the Company's preferred stock rarely attend the annual meeting. Consequently, a policy encouraging directors to attend the annual meeting of shareholders is not necessary. One of the Company's 16 directors attended the Company's 2005 Annual Meeting of shareholders.

--------------------------------------------------------------------------------
AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

The Southern Company Audit Committee (the "Audit Committee") oversees the Company's financial reporting process on behalf of the board of directors of Southern Company. The Company's management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements of the Company in the Annual Report with management. The Audit Committee also reviews the Company's quarterly and annual reports on Forms 10-Q and 10-K prior to filing with the SEC. The Audit Committee's review process includes discussions of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and estimates and the clarity of disclosures in the financial statements.

The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee reviewed with the independent registered public accounting firm their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, rules and regulations of the Public Company Accounting Oversight Board ("PCAOB") and SEC and the NYSE corporate governance rules. In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from management and the Company including the matters in the written disclosures made under Rule 3600T of the PCAOB, which, on an interim basis, has adopted Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee has also considered whether the independent registered public accounting firm's provision of non-audit services to the Company is compatible with maintaining their independence.

The Audit Committee discussed the overall scopes and plans with the Company's internal auditors and independent registered public accounting firm for their respective audits. The Audit Committee meets with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee also meets privately with Southern Company's compliance officer. The Audit Committee held 11 meetings during 2005.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors of Southern Company (and the board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and filed with the SEC. The Audit Committee also reappointed Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2006. At the 2006 Annual Meeting of Southern Company's shareholders, its shareholders will be asked to ratify the Audit Committee's selection of the independent registered public accounting firm.

Members of the Committee:

J. Neal Purcell, Chair
Francis S. Blake
Donald M. James
Zack T. Pate

Principal Independent Registered Public Accounting Firm Fees

The following represents the fees billed to the Company for the two most recent fiscal years by Deloitte & Touche LLP ("Deloitte & Touche") -- the Company's principal independent registered public accounting firm for 2004 and 2005.

                          2004     2005
                       ---------------------
                          (in thousands)
Audit Fees(1)            $2,546   $2,619

Audit-Related Fees            0        0

Tax Fees                     16        0

All Other Fees                0        0
--------------------------------------------
Total                    $2,562   $2,619
============================================

(1) Includes services performed in connection with financing transactions.

The Audit Committee (on behalf of Southern Company and all of its subsidiaries, including the Company) has adopted a Policy on Engagement of the Independent Auditor for Audit and Non-Audit Services that includes requirements for the Audit Committee to pre-approve services provided by Deloitte & Touche. This policy was initially adopted in July 2002 and since that time, all services included in the chart above have been pre-approved by the Audit Committee.

Under the policy, the independent registered public accounting firm delivers an annual arrangements letter which provides a description of services anticipated to be rendered to the Company by the independent registered public accounting firm for the Audit Committee to approve. The Audit Committee's approval of the independent registered public accounting firm's annual arrangements letter constitutes pre-approval of all services covered in the letter. In addition, under the policy, the Audit Committee has pre-approved the engagement of the independent registered public accounting firm to provide services related to the issuance of comfort letters and consents required for securities sales by the Company and services related to consultation on routine accounting and tax matters. The Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee with respect to permissible services up to a limit of $50,000 per engagement. The Chair of the Audit Committee is required to report any pre-approval decisions at the next scheduled Audit Committee meeting.

Under the policy, prohibited non-audit services are services prohibited by the SEC to be performed by the Company's independent registered public accounting firm. These services include bookkeeping or other services related to the preparation of accounting records of the Company, financial information systems design and implementation, appraisal or valuation services, fairness opinions or contribution-in-kind reports, actuarial services, internal audit outsourcing services, management functions or human resources, broker-dealer, investment advisor or investment banking services, legal services and expert services unrelated to the audit and any other service that the PCAOB determines is impermissible. In addition, officers of the Company may not engage the independent registered public accounting firm to perform any personal services, such as personal financial planning or personal income tax services.

Principal Independent Registered Public Accounting Firm Representation

No representative of Deloitte & Touche is expected to be present at the meeting unless no later than three business days prior to the day of the meeting the Company's Corporate Secretary has received written notice from a shareholder addressed to the Corporate Secretary at Alabama Power Company, 600 North 18th Street, Birmingham, Alabama 35291, that such shareholder will attend the meeting and wishes to ask questions of a representative of Deloitte & Touche.

--------------------------------------------------------------------------------
COMPENSATION AND MANAGEMENT SUCCESSION COMMITTEE REPORT
--------------------------------------------------------------------------------

Southern Company's Compensation and Management Succession Committee (the "Committee") is responsible for the oversight and administration of the Company's executive compensation program. The Committee is composed entirely of independent, non-employee directors and operates pursuant to a written charter.

TOTAL EXECUTIVE COMPENSATION

Executive Compensation Philosophy
The executive compensation program is based on a philosophy that total executive compensation must be competitive and must be tied to the Company's and Southern Company's short- and long-term performance. With the objective of maximizing Southern Company shareholder value over time, our program aligns the interests of our executives and the Company's and Southern Company's shareholders.

Determination of Total Executive Compensation
The Committee retains an independent executive compensation consultant who provides information on total executive compensation paid at other large companies in the electric and gas utility industries. Most of these companies are included in the 12 companies that comprise the S&P Electric Utility Index. Based on the market data, total executive compensation targets are set at an appropriate size-adjusted level. This means that for target level performance, the program is designed to pay executives an amount that is at or about the median of the market. Total executive compensation is paid through an appropriate mix of both fixed and performance-based (incentive) compensation. Because the program focuses on incentive compensation, actual total compensation paid can be above or below the targets based on actual corporate performance.

Components of Total Executive Compensation
The primary components of the executive compensation program are:

o Base pay (salary);
o Short-term incentives (annual performance-based compensation); and
o Long-term incentives (stock options and performance-based dividend equivalents).

The Company also provides certain perquisites that the Committee reviews periodically to determine if they are reasonable and appropriate. The primary perquisites provided by the Company are financial planning services, club memberships (for business use) and home security.

BASE PAY

A range for base pay is determined for each executive officer, including Mr. McCrary, by comparing the base pay at the appropriate peer group of companies described previously. Base pay is generally set at a level that is at or below the size-adjusted median paid at those companies because of the emphasis on incentive compensation in the executive compensation program. The 2005 base pay level for the named executive officers, including Mr. McCrary, was at or near the median.

ANNUAL PERFORMANCE-BASED COMPENSATION

Annual performance-based compensation is paid through the Southern Company Omnibus Incentive Compensation Plan. All executive officers participated in this plan in 2005.

Performance Goals
Annual performance-based compensation is based on the attainment of corporate performance goals and attainment of the Company's operational goals. All performance goals were set in the first quarter of the year.

For 2005, the corporate performance goals included specific targets for:

o Southern Company earnings -- earnings per share ("EPS") and
o The Company's return on equity ("ROE").

The Committee believes that accomplishing the corporate goals is essential for the Company's and Southern Company's continued success and sustained financial performance. A target performance level is set for each corporate performance goal. Performance above or below the targets results in proportionately higher or lower performance-based compensation. The amount is then adjusted, up or down, based on the degree of achievement of the Company's adjusting goals related to such measures as capital expenditures, cash flow, safety, customer satisfaction, system reliability, plant availability and diversity.

A target percentage of base pay is established for each executive officer based on his position level, for target-level performance. Annual performance-based compensation may range from 0 percent of the target to 240 percent based on actual corporate performance.

No performance-based compensation is paid if performance is below a threshold level or if a minimum earnings level is not reached. Also, no performance-based compensation is paid if Southern Company's current earnings are not sufficient to fund the Southern Company common stock dividend at the same level as the prior year. The Committee also capped the maximum amount for the annual performance-based compensation for Mr. McCrary at 0.6 percent of Southern Company's net income.

Annual Performance-Based Compensation Payments
Performance met or exceeded the target levels in all areas in 2005, resulting in performance-based compensation that exceeded the target levels.

Mr. McCrary's annual performance-based compensation under the Southern Company Omnibus Incentive Compensation Plan for target-level performance was 75 percent of his base pay. The target percentage of base pay for the other executive officers ranged from 50 to 55 percent. The amount paid to each individual for 2005 performance was based 50 percent on the degree of achievement of Southern Company's EPS goal and 50 percent on the degree of achievement of the Company's ROE goal. Performance for both goals exceeded the target, resulting in payouts to all named executive officers that were 184 percent of their respective target amounts.

LONG-TERM INCENTIVES

The Committee bases a significant portion of the total compensation program on long-term incentives, including Southern Company stock options and performance dividend equivalents.

Stock Options
Executives are granted options with 10-year terms to purchase Southern Company's common stock at the market price on the date of the grant under the terms of the Southern Company Omnibus Incentive Compensation Plan. The estimated annualized value represented nearly 25 percent of Mr. McCrary's total target compensation and 14 to 23 percent for the other executive officers. The size of prior grants was not considered in determining the size of the grants made in 2005. The options fully vest upon retirement and expire at the earlier of five years from the date of retirement or the end of the 10-year term.

Performance Dividends
The executive officers, including Mr. McCrary, also are paid performance-based dividend equivalents on most stock options held at the end of the year. Dividend equivalents can range from 5 percent of the Southern Company common stock dividend paid during the year if Southern Company total shareholder return over a four-year period, compared to a group of other utility companies, is above the 10th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. For eligible stock options held on December 31, 2005, all participants, including the named executive officers received a payout of $0.83 per option for above-target performance under the Southern Company Omnibus Incentive Compensation Plan.

OTHER COMPENSATION

The Company participates in the Southern Company Deferred Compensation Plan for eligible employees, including the executive officers. Participation is voluntary and permits deferral of up to 50 percent of salary and up to 100 percent of performance-based compensation. Except for certain prescribed hardship conditions, all amounts are deferred until termination of employment. A participant has two investment options under this plan -- a prime-rate investment option and an option that tracks the performance of Southern Company common stock, neither of which produce above-market earnings. This is an unfunded plan and all amounts deferred are payable out of the general assets of the Company. The Committee has reviewed the terms of this plan. The Committee does not consider earnings on deferred compensation in establishing total compensation targets.

The Company also participates in additional non-qualified deferred compensation plans and arrangements that provide post-retirement compensation. In addition, the Committee reviews other benefit programs that are generally available to all employees of the Company.

POLICY ON INCOME TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain executives' compensation that exceeds $1 million per year unless the compensation is paid under a performance-based plan as defined in the Code and that has been approved by shareholders. Southern Company has obtained shareholder approval of the Omnibus Incentive Compensation Plan. However, because the policy is to maximize long-term shareholder value, tax deductibility is only one factor considered in setting compensation.

SUMMARY

The Committee believes that the policies and programs described in this report link pay and performance and serve the best interest of the Company's and Southern Company's shareholders. The Committee frequently reviews the various pay plans and policies and modifies them as it deems necessary to continue to attract, retain and motivate talented executives.

Members of the Committee:

Gerald J. St. Pe, Chair
Thomas F. Chapman
Donald M. James
William G. Smith, Jr.

--------------------------------------------------------------------------------
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

Southern Company's Compensation and Management Succession Committee is made up of non-employee directors who have never served as executive officers of Southern Company or the Company. During 2005, none of Southern Company's or the Company's executive officers served on the board of directors of any entities whose officers serve on Southern Company's board of directors.

--------------------------------------------------------------------------------
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Mr. Whit Armstrong is President, Chairman and Chief Executive Officer of The Citizens Bank, Enterprise, Alabama; Mr. Carl E. Jones, Jr. is Chairman of Regions Financial Corporation, Birmingham, Alabama; Mr. Wallace D. Malone, Jr. served as Vice Chairman of Wachovia Corporation, Charlotte, North Carolina; Mr.
C. Dowd Ritter is Chairman, President and Chief Executive Officer of AmSouth Bancorporation and AmSouth Bank, Birmingham, Alabama, and Mr. James W. Wright is Chairman, President and Chief Executive Officer of First Tuskegee Bank, Tuskegee, Alabama. During 2005, these banks furnished a number of regular banking services in the ordinary course of business to the Company. The Company intends to maintain normal banking relations with all the aforesaid banks in the future.

--------------------------------------------------------------------------------
EXECUTIVE COMPENSATION INFORMATION
--------------------------------------------------------------------------------

Employment Contracts and Termination of Employment and Change in Control Arrangements
The Company has adopted Southern Company's Change in Control Program, which is applicable to certain of its officers, and as part of the program has entered into individual change in control agreements with Messrs. McCrary and C. Alan Martin. If an executive is involuntarily terminated, other than for cause, within two years following a change in control of Southern Company or the Company, the agreements provide for:
    o lump sum payment of two or three times annual compensation,
    o up to five years' coverage under group health and life insurance plans,
    o immediate vesting of all stock options, stock appreciation rights and restricted stock previously granted,
    o payment of any accrued long-term and short-term bonuses and dividend equivalents and
    o payment of any excise tax liability incurred as a result of payments made under any individual agreements.

A Southern Company change in control is defined under the agreements as:
    o   acquisition of at least 20 percent of Southern Company's stock,
    o a change in the majority of the members of Southern Company's board of directors in connection with an actual or threatened change in control,
    o a merger or other business combination that results in Southern Company's shareholders immediately before the merger owning less than 65 percent of the voting power after the merger or
    o   a sale of substantially all the assets of Southern Company.

A change in control of the Company is defined under the agreements as:
    o   acquisition of at least 50 percent of the Company's stock,
    o a merger or other business combination unless Southern Company controls the surviving entity or
    o   a sale of substantially all of the assets of the Company.

Southern Company also has amended its short- and long-term incentive plan to provide for pro-rata payments at not less than target-level performance if a change in control occurs and the plan is not continued or replaced with a comparable plan or plans.

Summary Compensation Table

The following table sets forth information concerning the Chief Executive Officer and the other four most highly compensated executive officers of the Company serving at the end of 2005.



                                                                              Long-Term Compensation
                                                                             --------------------------
                                                                               Number of
                                            Annual Compensation               Securities    Long-Term
                                --------------------------------------------
                                                               Other Annual    Underlying    Incentive     All Other
      Name and Principal                                       Compensation   Stock Options   Payouts    Compensation
           Position              Year    Salary     Bonus ($)     ($) (1)       (Shares)      ($) (2)       ($) (3)
                                         ($)
------------------------------- ------- ---------- ---------- -------------- -------------- ----------- --------------

Charles D. McCrary                2005   580,495     808,636      86,706         86,454        256,887     131,643
President, Chief Executive        2004   551,989     648,749       8,205         71,424        384,772      29,685
Officer and Director              2003   521,649     694,948       9,111         72,054        483,081      26,180
------------------------------- ------- ---------- ---------- -------------- -------------- ----------- --------------
C. Alan Martin                    2005   367,818     374,370       3,607         39,418        100,110      19,839
Executive Vice President          2004   357,144     306,181       6,008         39,838        195,234      18,918
                                  2003   346,112     337,538       9,987         41,359        261,977      21,857
------------------------------- ------- ---------- ---------- -------------- -------------- ----------- --------------
Art P. Beattie                    2005   231,941     216,584      12,253         21,558         56,876      36,159
Executive Vice President,
Chief Financial Officer
and Treasurer (4)
------------------------------- ------- ---------- ---------- -------------- -------------- ----------- --------------
Steve R. Spencer                  2005   338,729     313,128      38,657         30,687         50,852      91,797
Executive                         2004   330,196     257,343      35,930         31,165         86,749      90,677
Vice President                    2003   290,026     283,698       7,502         29,414        164,081      16,536
------------------------------- ------- ---------- ---------- -------------- -------------- ----------- --------------
Jerry L. Stewart                  2005   304,530     333,663         416         32,814        119,647      16,689
Senior Vice President             2004   286,863     311,581       9,925         32,224        163,090      35,635
                                  2003   265,028     297,171      17,963         30,381        178,471      49,116
------------------------------- ------- ---------- ---------- -------------- -------------- ----------- --------------

(1) This column reports tax reimbursements on certain perquisites and personal benefits as well as on additional incentive compensation, if applicable. Additional incentive compensation is reported in the "All Other Compensation" column.

(2) Payout of performance dividend equivalents on stock options granted after 1996 that were held by the named executive officer at the end of the performance periods under the Southern Company Omnibus Incentive Compensation Plan for the four-year performance periods ended December 31, 2003, 2004 and 2005, respectively. Effective January 1, 2005, dividend equivalents can range from approximately five percent of the Southern Company common stock dividend paid during the last year of the performance period if Southern Company total shareholder return over the four-year period, compared to a group of other large utility companies, is above the 10th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. For eligible stock options held on December 31, 2003, 2004 and 2005, all named executive officers earned a payout of $1.385, $1.22 and $0.83 per option, respectively.

(3)  Company contributions in 2005 to the Southern Company Employee Savings Plan
     (ESP), Employee Stock Ownership Plan (ESOP) and non-pension related accruals under the Southern Company Supplemental Benefit Plan (SBP) are provided in the following table:

       Name                                  ESP      ESOP       SBP
----------------------------------------- ---------- -------- -----------
Charles D. McCrary                           $7,878    $ 773    $ 22,992
----------------------------------------- ---------- -------- -----------
C. Alan Martin                                8,839      773      10,227
----------------------------------------- ---------- -------- -----------
Art P. Beattie                                8,368      773       2,018
----------------------------------------- ---------- -------- -----------
Steve R. Spencer                              7,972      773       8,052
----------------------------------------- ---------- -------- -----------
Jerry L. Stewart                              9,450      773       6,466
----------------------------------------- ---------- -------- -----------

     In 2005, Messrs. McCrary, Beattie and Spencer received additional compensation of $100,000, $25,000 and $75,000, respectively.

     In 2004, Messrs. Spencer and Stewart received additional incentive compensation of $75,000 and $20,000, respectively.

     In 2003, Messrs. Martin, Spencer and Stewart received additional incentive compensation of $4,000, $4,000 and $35,000, respectively.

 (4) Mr. Beattie was named an executive officer effective February 1, 2005.

Stock Option Grants in 2005

The following table sets forth all stock option grants to the named executive officers of the Company during the year ending December 31, 2005.



                                                 Number of
                                                Securities     Percent of
                                                Underlying        Total       Exercise or                 Grant Date
                                                  Options    Options Granted   Base Price    Expiration     Present
                     Name                       Granted (1)  to Employees in   ($/Sh) (1)     Date (1)     Value ($)
                                                             Fiscal Year (2)                                  (3)
----------------------------------------------- ------------ ---------------- ------------- ------------- ------------
Charles D. McCrary                                86,454           7.3           32.70       2/18/2015      337,171
----------------------------------------------- ------------ ---------------- ------------- ------------- ------------
C. Alan Martin                                    39,418           3.3           32.70       2/18/2015      153,730
----------------------------------------------- ------------ ---------------- ------------- ------------- ------------
Art P. Beattie                                    21,558           1.8           32.70       2/18/2015       84,076
----------------------------------------------- ------------ ---------------- ------------- ------------- ------------
Steve R. Spencer                                  30,687           2.6           32.70       2/18/2015      119,679
----------------------------------------------- ------------ ---------------- ------------- ------------- ------------
Jerry L. Stewart                                  32,814           2.8           32.70       2/18/2015      127,975
----------------------------------------------- ------------ ---------------- ------------- ------------- ------------

(1) Under the terms of the Southern Company Omnibus Incentive Compensation Plan, stock option grants to the named executive officers were made on February 18, 2005 and vest annually at a rate of one-third on the anniversary date of the grant. Grants fully vest upon termination as a result of death, total disability, or retirement and expire five years after retirement, three years after death or total disability, or their normal expiration date if earlier. The exercise price is the average of the high and low price of Southern Company common stock on the date granted. Options may be transferred to a revocable trust and for Mr. McCrary, options may also be transferred to certain family members, family trusts and family limited partnerships.

(2) A total of 1,179,681 stock options were granted in 2005 to employees of the Company.

(3) Value was calculated using the Black-Scholes option valuation model. The actual value, if any, ultimately realized depends on the market value of Southern Company's common stock at a future date. Significant assumptions are shown below:

                             Risk-free     Dividend   Expected
    Volatility             Rate of Return    Yield      Term
    ---------------------- --------------- ---------- ---------
    17.9%                       3.87%        4.38%    5 years
    ---------------------- --------------- ---------- ---------

Aggregated Stock Option Exercises in 2005 and Year-End Option Values

The following table sets forth information concerning options exercised during the year ending December 31, 2005 by the named executive officers and the value of unexercised options held by them as of December 31, 2005.


                                                                Number of Securities
                                                               Underlying Unexercised        Value of Unexercised
                                     Shares       Value          Options at Fiscal           In-the-Money Options
                                  Acquired on    Realized           Year-End(#)                at Year-End($)(2)
                                                            ----------------------------- ----------------------------
              Name                Exercise(#)     ($)(1)     Exercisable   Unexercisable  Exercisable   Unexercisable
--------------------------------- ------------- ----------- -------------- -------------- ------------- --------------
Charles D. McCrary                   92,338     1,125,892      151,415        158,088       1,052,499      555,157
--------------------------------- ------------- ----------- -------------- -------------- ------------- --------------
C. Alan Martin                       78,831       713,096       40,853         79,762         247,539      296,089
--------------------------------- ------------- ----------- -------------- -------------- ------------- --------------
Art P. Beattie                        7,731       111,510       35,735         32,790         327,325      101,801
--------------------------------- ------------- ----------- -------------- -------------- ------------- --------------
Steve R. Spencer                     40,525       288,079            0         61,628               0      224,932
--------------------------------- ------------- ----------- -------------- -------------- ------------- --------------
Jerry L. Stewart                     22,341       328,025       79,730         64,423       1,351,490      234,487
--------------------------------- ------------- ----------- -------------- -------------- ------------- --------------


(1) The "Value Realized" is ordinary income, before taxes, and represents the amount equal to the excess of the fair market value of the shares at the time of exercise above the exercise price.

(2) This column represents the excess of the fair market value of Southern Company common stock of $34.53 per share, as of December 31, 2005, above the exercise price of the options. The Exercisable column reports the "value" of options that are vested and therefore could be exercised. The Unexercisable column reports the "value" of options that are not vested and therefore could not be exercised as of December 31, 2005.

Defined Benefit or Actuarial Plan Disclosure

The following table sets forth the estimated annual pension benefits payable at normal retirement age under Southern Company's qualified Pension Plan, as well as non-qualified supplemental benefits, based on the stated compensation and years of service with the Southern Company system for the named executive officers at the Company. Compensation for pension purposes is limited to the average of the highest three of the final 10 years' compensation. Compensation is base salary plus the excess of annual incentive compensation over 15 percent of base salary. The compensation components are reported under columns titled "Salary" and "Bonus" in the Summary Compensation Table detailed earlier in this Information Statement.

The amounts shown in the table were calculated according to the final average pay formula and are based on a single life annuity without reduction for joint and survivor annuities or computation of the Social Security offset which would apply in most cases.


                                                               Years of Accredited Service
                                     ---------------------------------------------------------------------------------
Remuneration                             15            20           25            30           35            40
------------------------------------ ------------ ------------- ------------ ------------- ------------ --------------
$     100,000                        $    25,500  $    34,000   $    42,500  $    51,000   $    59,500  $      68,000
      300,000                             76,500      102,000       127,500      153,000       178,500        204,000
      500,000                            127,500      170,000       212,500      255,000       297,500        340,000
      700,000                            178,500      238,000       297,500      357,000       416,500        476,000
      900,000                            229,500      306,000       382,500      459,000       535,500        612,000
    1,100,000                            280,500      374,000       467,500      561,000       654,500        748,000
    1,300,000                            331,500      442,000       552,500      663,000       773,500        884,000
    1,500,000                            382,500      510,000       637,500      765,000       892,500      1,020,000


As of December 31, 2005, the applicable compensation levels and accredited service for determination of pension benefits would have been:

------------------------------------------- ----------------
                                              Accredited
Name                         Compensation      Years of
                                                Service
------------------------------------------- ----------------
                               $ 1,190,756         31
Charles D. McCrary
------------------------------------------- ----------------

C. Alan Martin                     645,938         33
------------------------------------------- ----------------
Art P. Beattie                     324,322         29
------------------------------------------- ----------------
Steve R. Spencer                   566,582         26
------------------------------------------- ----------------
Jerry L. Stewart                   560,632         32
------------------------------------------- ----------------

--------------------------------------------------------------------------------
STOCK OWNERSHIP TABLE
--------------------------------------------------------------------------------

Southern Company is the beneficial owner of 100 percent of the outstanding common stock of the Company. The following table shows the number of shares of Southern Company common stock owned by directors, nominees and executive officers as of December 31, 2005. It is based on information furnished by the directors, nominees and executive officers. The shares owned by all directors, nominees and executive officers as a group constitute less than one percent of the total number of shares of Southern Company common stock outstanding on December 31, 2005.


                                                                                                         Shares
                                                                                                      Beneficially
                                                                                                     Owned Include:
                                                                                                    ------------------
                                                                                                         Shares
                                                                                         Shares        Individuals
Name of Directors, Nominees                                                            Beneficially  Have Rights to
and Executive Officers                                   Title of Security              Owned (1)   Acquire Within 60
                                                                                                        Days (2)
---------------------------------------------- --------------------------------------- ------------ ------------------
Whit Armstrong                                 Southern Company Common Stock                16,951
---------------------------------------------- --------------------------------------- ------------ ------------------
David J. Cooper, Sr.                           Southern Company Common Stock                 9,402
---------------------------------------------- --------------------------------------- ------------ ------------------
R. Kent Henslee                                Southern Company Common Stock                13,949
---------------------------------------------- --------------------------------------- ------------ ------------------
John D. Johns                                  Southern Company Common Stock                 2,818
---------------------------------------------- --------------------------------------- ------------ ------------------
Carl E. Jones, Jr.                             Southern Company Common Stock                17,432
---------------------------------------------- --------------------------------------- ------------ ------------------
Patricia M. King                               Southern Company Common Stock                 3,704
---------------------------------------------- --------------------------------------- ------------ ------------------
James K. Lowder                                Southern Company Common Stock                13,045
---------------------------------------------- --------------------------------------- ------------ ------------------
Wallace D. Malone, Jr.                         Southern Company Common Stock                 3,295
---------------------------------------------- --------------------------------------- ------------ ------------------
Charles D. McCrary                             Southern Company Common Stock               232,408            228,059
---------------------------------------------- --------------------------------------- ------------ ------------------
Malcolm Portera                                Southern Company Common Stock                 4,338
---------------------------------------------- --------------------------------------- ------------ ------------------
Robert D. Powers                               Southern Company Common Stock                 4,265
---------------------------------------------- --------------------------------------- ------------ ------------------
David M. Ratcliffe                             Southern Company Common Stock               611,615            596,499
---------------------------------------------- --------------------------------------- ------------ ------------------
C. Dowd Ritter                                 Southern Company Common Stock                 3,704
---------------------------------------------- --------------------------------------- ------------ ------------------
James H. Sanford                               Southern Company Common Stock                 7,541
---------------------------------------------- --------------------------------------- ------------ ------------------
John C. Webb, IV                               Southern Company Common Stock                13,063
---------------------------------------------- --------------------------------------- ------------ ------------------
James W. Wright                                Southern Company Common Stock                 5,286
---------------------------------------------- --------------------------------------- ------------ ------------------
Art P. Beattie                                 Southern Company Common Stock                54,518             50,456
---------------------------------------------- --------------------------------------- ------------ ------------------
C. Alan Martin                                 Southern Company Common Stock                86,096             81,058
---------------------------------------------- --------------------------------------- ------------ ------------------
Steve R. Spencer                               Southern Company Common Stock                33,016             30,422
---------------------------------------------- --------------------------------------- ------------ ------------------
Jerry L. Stewart                               Southern Company Common Stock               118,839            111,536
---------------------------------------------- --------------------------------------- ------------ ------------------
Directors, Nominees and Executive Officers
  as a group (20 people)                       Southern Company Common Stock             1,255,285          1,098,030
---------------------------------------------- --------------------------------------- ------------ ------------------

(1) "Beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, and/or investment power with respect to a security or any combination thereof.

(2) Indicates shares of Southern Company's common stock that certain executive officers have the right to acquire within 60 days. Shares indicated are included in the Shares Beneficially Owned Column.

Section 16(a) Beneficial Ownership Reporting Compliance.

No reporting person of the Company failed to file, on a timely basis, the reports required by Section 16(a).

--------------------------------------------------------------------------------
ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------

ITEM NO. 2 - PROPOSED AMENDMENT

The board has approved, and recommends to the shareholders that they adopt, an amendment to the Company's Articles of Incorporation that would increase the Company's authorized common stock from 15,000,000 shares to 25,000,000 shares and create a new class of securities authorized to be issued by the Company to be called preference stock. If the amendment is adopted, Article IX of the Company's Articles of Incorporation will be amended and restated to read as set forth in Appendix C hereto.

Of the 15,000,000 currently authorized shares of common stock, 9,250,000 shares are outstanding. The additional shares of common stock for which authorization is sought would be a part of the existing class of common stock, and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding or authorized to be issued.

The shares of preference stock for which authorization is sought will be a new class of capital stock of the Company and will rank junior to the rights and preferences of the Company's preferred stock and Class A preferred stock and senior to the rights and preferences of the Company's common stock. The proposal authorizes the Company to issue not in excess of 40,000,000 shares of preference stock. The shares of the preference stock may be divided into and issued in series. The board will establish the specific terms, rights, preferences, limitations and restrictions of each series of preference stock in an amendment to the Company's Articles of Incorporation with respect to such series.

The Company expects to issue the common stock to Southern Company for cash in an offering exempt from registration under the Securities Act of 1933, as amended ("1933 Act"). The Company expects to issue the preference stock for cash in public offerings registered under the 1933 Act.

Purpose and Effect of Amendment

The board believes that an increase in the number of shares of authorized common stock as contemplated by the proposal would benefit the Company and its shareholders by giving the Company needed flexibility in its corporate planning and its ability to raise additional capital and respond to developments in the Company's business. The board has no present intention to authorize the issuance of any shares of common stock to any person other than Southern Company.

The board believes that the creation and authorization of preference stock as contemplated by the proposal would benefit the Company and its shareholders by giving the Company needed flexibility in its ability to raise capital and respond to changes in the capital markets. Dividends on the Company's preferred stock and Class A preferred stock are cumulative. The terms of the preference stock permit the issuance of preference stock with non-cumulative dividends.

The additional shares of common stock and the shares of preference stock will be issuable without further authorization by vote or consent of the shareholders of the Company and on such terms and for such consideration as may be determined by the board, subject to applicable law, and in such amounts as authorized by the Alabama Public Service Commission.

Vote Required

The proposed increase in the authorized number of shares of common stock requires the affirmative vote of the larger amount in total value of the common stock and all classes of preferred stock and Class A preferred stock voting as a single class. The proposed creation and authorization of the preference stock requires the affirmative vote of two-thirds of the total value of the common stock and all classes of preferred stock and Class A preferred stock voting as a single class.

For voting purposes, the total value of the preferred stock shall be equal to the par value of all shares of preferred stock outstanding, the total value of the Class A preferred stock shall be equal to the stated value of all shares of Class A preferred stock outstanding and the total value of the common stock shall be equal to the par value of all shares of common stock outstanding plus Paid-in capital. The total value of the outstanding preferred stock is $47,511,500, the total value of the outstanding Class A preferred stock is $425,000,000 and the total value of the outstanding common stock using Paid-in capital as of December 31, 2005 is $2,365,056,000. Southern Company, as owner of all of the Company's common stock, will vote for the proposed amendment.

                                                                     APPENDIX A


                                Southern Company
                             Audit Committee Charter


This Charter identifies the composition, purpose, authority, meeting requirements and responsibilities of the Southern Company (the Company) Audit Committee (the Committee) as approved by the Southern Company Board of Directors (the Board).

I.       Composition

The Committee will be comprised of at least three independent members of the Board, each of whom will be financially literate. A deliberate effort will be made to include at least one Director who is a financial expert. The selection of Committee members will be in accordance with requirements for independence and financial literacy and expertise, as interpreted by the Board in its best business judgment, giving full consideration to the rules of the Securities and Exchange Commission (SEC) and the New York Stock Exchange.

II.      Purpose

         To assist the Board of Directors in fulfilling its oversight responsibilities for the following:

A.   Integrity of the financial reporting process;
B.   The system of internal control;
C. The independence and performance of the internal and independent audit process;
D. The Company's process for monitoring adherence with the spirit and intent of its Code of Ethics and compliance with laws and regulations; and
E. Assistance to Executive Management and the Chief Executive Officer in setting an appropriate "Tone at the Top" that encourages the highest levels of ethical behavior and integrity in all matters.

III.     Authority

     The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:
     A.   Appoint, compensate, and oversee the work of the independent auditors.
     B. Resolve any disagreements between management and the independent auditors regarding financial reporting.
     C. Pre-approve all auditing and non-audit services provided by the independent auditors.
     D. Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation. E. Seek any information it requires from employees--all of whom are directed to cooperate with the Committee's requests--or external parties. F. Meet with Company officers, independent auditors, internal auditors, inside counsel or outside counsel, as necessary.

In the execution of its duties, the Committee will report to the Board of Directors.

IV.      Meeting Requirements

The Committee shall meet a minimum of four times each year, or more often if warranted, to receive reports and to discuss the quarterly and annual financial statements, including disclosures and other related information. The Committee shall meet separately, at least annually, with Company management, the Director of Internal Auditing, the Compliance Officer, and the independent auditors to discuss matters that the Committee or any of these persons believe should be discussed privately. Meetings of the Committee may utilize conference call, Internet or other similar electronic communication technology.

V.       Responsibilities

     A.   Financial Reporting and Independent Audit Process -

          The oversight responsibility of the Committee in the area of financial reporting (including disclosure controls and procedures and internal control over financial reporting) is to provide reasonable assurance that the Company's financial disclosures and accounting practices accurately portray the financial condition, results of operations, cash flows, plans and long-term commitments of the Company on a consolidated basis, as well as on a separate company basis for each consolidated subsidiary that has publicly traded securities. To accomplish this, the Committee will:
          1. Provide oversight of the independent audit process, including direct responsibility for:
               a.   Annual appointment of the independent auditors.
               b.   Compensation of the independent auditors.
               c. Review and confirmation of the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors. Ensure that non-audit services provided by the independent auditors comply with and are disclosed to investors in periodic reports required by the Securities Exchange Act of 1934 and the Sarbanes Oxley Act of 2002.
               d. Review of the independent auditors' quarterly and annual work plans, and results of audit engagements.
               e. Review of the experience and qualifications of the senior members of the independent audit team annually and ensure that all partner rotation requirements are executed.
               f.   Evaluation of the independent auditors' performance.
               g. Oversight of the coordination of the independent auditors' activities with the Internal Auditing and Accounting functions.
          2. Review and discuss with management the quarterly and annual consolidated earnings announcements and earnings guidance provided to analysts and rating agencies.
          3. Review and discuss with management and the independent auditors the quarterly and annual financial reports and recommend those reports for filing with the SEC. The financial reports include the Southern Company consolidated financial reports as well as the separate financial reports for all consolidated subsidiaries with publicly traded securities.
               a. The review and discussion will be based on timely reports from the independent auditors, including:
                    i. All critical accounting policies and practices to be used.
                    ii. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.
                    iii. Other material written communications between the
                         independent auditors and management, such as any management letter or schedule of unadjusted differences.
               b. In addition, the following items will also be reviewed and discussed:
                    i.   Significant judgments and estimates made by management.
                    ii. Significant reporting or operational issues identified during the reporting period, including how they were resolved.
                    iii. Issues on which management sought second accounting
                         opinions.

                    iv. Significant regulatory changes and accounting and reporting developments proposed by Financial Accounting Standards Board, SEC, Public Company Accounting Oversight Board (PCAOB) or other regulatory agencies.
                    v. Any audit problems or difficulties and management's response.
          4. Review the letter of management representations given to the independent auditors in connection with the audit of the annual financial statements.
     B.   Internal Control -
          The responsibility of the Committee in the area of internal control, in addition to the actions described in Section (V).(A.)., is to:
          1.   Provide oversight of the internal audit function including:
               a.   Review of audit plans, budgets and staffing levels.
               b.   Review of audit results.
               c. Review of management's appointment, appraisal of, and/or removal of the Company's Director of Internal Auditing. At least every two years, regardless of the performance of the incumbent, the President and Chief Executive Officer will review with the Committee the merits of reassigning the Director of Internal Auditing.
          2. Assess management's response to any financial reporting or compliance deficiencies.
          3. Provide oversight of the Company's Legal and Regulatory Compliance and Ethics Programs, including:
               a.   Creation and maintenance of procedures for:
                    i. Receipt, retention and treatment of complaints received by management regarding accounting, internal accounting controls or audit matters.
                    ii. Confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
               b. Review of plans and activities of the Company's Corporate Compliance Officer.
               c. Review of results of auditing or other monitoring programs designed to prevent or detect violations of laws or regulations.
               d. Review of corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.
               e. Review of reported cases of employee fraud, conflict of interest, unethical or illegal conduct.
          4. Review the quality assurance practices of the internal auditing function and the independent auditors.
          5. Review and discuss significant risks facing the Company and the guidelines and policies to govern the process by which risk assessment and risk management is undertaken.
     C.   Conduct an annual self-assessment of the Committee's performance.
     D.   Other
          1. Set clear employment policies for Southern Company's hiring of employees or former employees of the independent auditors.
          2. Report Committee activities and findings to the Board on a regular basis.
          3. Report Committee activities in the Company's annual proxy statement to shareholders.
          4. Review this charter at least annually and recommend appropriate changes.


                                                 ADOPTED ON October 17, 2005

                                                 BY THE SOUTHERN COMPANY

                                                 BOARD OF DIRECTORS

                                                                     APPENDIX B

                              Alabama Power Company

                          Nominating Committee Charter


Function

The Nominating Committee identifies and recommends to the Board of Directors the nominees for election to the Board.

Membership

The Committee shall be composed of no less than three directors. The Chairman shall be selected from among the Committee members. The Committee and its Chairman shall be appointed annually by the Board of Directors.

Meetings

The Nominating Committee has no scheduled meeting times. Special meetings will be called "as needed" by the Chairman of the Committee on one day's notice to all members of the Committee. A quorum for the transaction of any business by the Committee shall be a majority of the members of the Committee. The act of a majority of the directors serving at any meeting of the Committee at which a quorum is present shall be the act of the Committee.





                                                     Approved:  April 25, 2003

                                                                      APPENDIX C

               Proposed Amendment and Restatement of Article IX of
                Alabama Power Company's Articles of Incorporation

                                   Article IX

                                  Capital Stock

                  The corporation is authorized to issue four classes of shares of capital stock to be designated, respectively, "common stock," "preferred stock," "Class A preferred stock" and "preference stock." The total number of shares of stock which the corporation shall have authority to issue shall be 96,350,000 shares, of which 25,000,000 shares shall be common stock with a par value of $40 per share, 3,850,000 shares shall be preferred stock with a par value of $100 per share, 27,500,000 shares shall be Class A preferred stock with a par value of $1 per share and 40,000,000 shares shall be preference stock with a par value of $1 per share. The designations, preferences, voting powers or restrictions or qualifications thereof, the rights of redemption, retirement and conversion of the shares of capital stock of the corporation, and the general provisions with respect thereto, shall be as hereinafter set forth; provided, however, that the preferred stock, Class A preferred stock and preference stock may be divided into and issued from time to time in one or more series, each such series of preferred stock or Class A preferred stock being hereinafter for convenience referred to as a "class" of preferred stock or Class A preferred stock, as the case may be, all such series of preferred stock or Class A preferred stock being hereinafter for convenience collectively referred to as "classes" of preferred stock or Class A preferred stock, as the case may be, and each such series of preference stock shall be referred to as a "series," of preference stock The board of directors shall have, and is hereby granted the power and authority to divide the unissued shares of preferred stock, Class A preferred stock and preference stock into series (including the power and authority to reclassify, in the manner provided by law, all or any number of the unissued shares of preferred stock authorized at the time of the adoption of the joint agreement between Alabama Power Company and Birmingham Electric Company prescribing the terms and conditions of the merger of Birmingham Electric Company into and with Alabama Power Company), to fix and determine the following relative rights and preferences of any such series of preferred stock and Class A preferred stock, and the number of shares constituting any such series and the designation thereof, or any of them: (1) the dividend rate, (2) the dividend payment dates, (3) the redemption price thereof, (4) the amount payable in event of liquidation, voluntary and involuntary and
         (5) the sinking fund provisions, if any, for the redemption or purchase of shares; to fix and determine the following relative rights and preferences of any such series of preference stock, and the number of shares constituting any such series and the designation thereof, or any of them: (1) the dividend rate, (2) the dividend payment dates, (3) the dividend rights, including the cumulative or non-cumulative nature thereof, (4) the terms and conditions for redemption of shares and the redemption price thereof, (5) the amount payable in event of liquidation, voluntary and involuntary, (6) the sinking fund provisions, if any, for the redemption or purchase of shares and (7) special voting rights, if any; and to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall assume the status of authorized but unissued shares of preferred stock, Class A preferred stock or preference stock, as the case may be. The board of directors may issue and sell such shares of preferred stock, Class A preferred stock or preference stock in series and any other authorized shares provided for in this Article IX. Upon the issuance of shares of Class A preferred stock and preference stock, there shall be transferred to stated capital represented by each such share of Class A preferred stock or preference stock, as the case may be, an amount equal to the excess of the consideration received over the par value thereof (up to an amount which, when added to such par value, shall not exceed such share's preferential claim in the event of involuntary liquidation) and the stated capital represented by each share so determined shall be equal to such share's preferential claim in the event of involuntary liquidation.

                               A. Preferred Stock

                          1. Classes of Preferred Stock

                                     * * * *

                              2. General Provisions

                  The following provisions shall apply to all classes of preferred stock and Class A preferred stock which may now or hereafter be authorized or created irrespective of class:

                  a. The holders of the preferred stock and Class A preferred stock of each class shall be entitled to receive dividends, payable when and as declared by the board of directors, on such dates and at such rates as shall be determined for the respective classes, from the first day of the current dividend period within which such stock shall have been originally issued or from such other date within such dividend period as the board of directors may have determined for such class, before any dividends shall be declared or paid upon or set apart for the common stock or any other kind of stock of the corporation not having preference over the preferred stock and Class A preferred stock as to the payment of dividends. Such dividends shall be cumulative so that if for any dividend period or periods dividends shall not have been paid or declared and set apart for payment upon all outstanding preferred stock and Class A preferred stock at the rates and from the dates determined for the respective classes, the deficiency shall be fully paid, or declared and set apart for payment, before any dividends shall be declared or paid upon the common stock or any other kind of stock of the corporation not having preference over the preferred stock and Class A preferred stock as to the payment of dividends. Dividends shall not be declared and set apart for payment, or paid, on the preferred stock or Class A preferred stock of any one class, for any dividend period, unless dividends have been or are contemporaneously declared and set apart for payment, or paid, on the preferred stock and Class A preferred stock of all classes for all dividend periods terminating on the same or on an earlier date.

                  b. When full cumulative dividends as aforesaid upon the preferred stock and Class A preferred stock of all classes then outstanding for all past dividend periods and for the current dividend periods shall have been paid or declared and set apart for payment, the board of directors may declare dividends on the common stock or on any other kind of stock over which the preferred stock and Class A preferred stock have preference as to the payment of dividends, and no holders of any class of the preferred stock or Class A preferred stock as such shall be entitled to share therein. No dividends (other than dividends paid in stock over which the preferred stock and Class A preferred stock have preference as to the payment of dividends and as to assets or dividends paid in cash or property, if presently thereafter there shall be paid to the corporation in cash or property an amount equal to such dividends, for shares of, or as a capital contribution with respect to, such stock over which the preferred stock and Class A preferred stock have such preference) shall be paid or any other distribution of assets made, by purchase of shares or otherwise, on common stock or on any other kind of stock over which the preferred stock and Class A preferred stock have preference as to the payment of dividends or as to assets except out of accumulated surplus available for distribution to stock over which the preferred stock and Class A preferred stock have preference as to the payment of dividends and as to assets, earned subsequent to January 31, 1942.

                  c. Upon any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the holders of preferred stock and Class A preferred stock of each class, without any preference of the shares of any class of preferred stock or Class A preferred stock over the shares of any other class of preferred stock or Class A preferred stock, shall be entitled to receive out of the assets of the corporation, whether capital, surplus or other, before any distribution of the assets to be distributed shall be made to the holders of common stock or of any other kind of stock not having preference as to assets over the preferred stock or Class A preferred stock, the amount specified to be payable on the shares of such class in the event of voluntary or involuntary liquidation, as the case may be. In case the assets shall not be sufficient to pay in full the amounts determined to be payable on all the shares of preferred stock and Class A preferred stock in the event of voluntary or involuntary liquidation, as the case may be, then the assets available for such payment shall be distributed to the extent available as follows: first, to the payment, pro rata, of the amount payable in the event of involuntary liquidation on each share of preferred stock and Class A preferred stock outstanding irrespective of class; second, to the payment of the accrued dividends on such shares, such payment to be made pro rata in accordance with the amount of accrued dividends on each such share; and, third, to the payment of any amounts in excess of the amount payable in the event of involuntary liquidation on each such share plus accrued dividends which may be payable on the shares of any class in the event of voluntary or involuntary liquidation, as the case may be, such payment also to be made pro rata in accordance with the amounts, if any, so payable on each such share. After payment to the holders of the preferred stock and the Class A preferred stock of the full preferential amounts hereinbefore provided for, the holders of the preferred stock and the Class A preferred stock as such shall have no right or claim to any of the remaining assets of the corporation, either upon any distribution of such assets or upon dissolution, liquidation or winding up, and the remaining assets to be distributed, if any, upon a distribution of such assets or upon dissolution, liquidation or winding up, may be distributed among the holders of the common stock or of any other kind of stock over which the preferred stock and the Class A preferred stock have preference as to assets. Without limiting the right of the corporation to distribute its assets or to dissolve, liquidate or wind up in connection with any sale, merger, or consolidation, the sale of all the property of the corporation to, or the merger or consolidation of the corporation into or with, any other corporation shall not be deemed to be a distribution of assets or a dissolution, liquidation or winding up for the purpose of this paragraph.

                  d. At the option of the board of directors of the corporation, the corporation may redeem any class of preferred stock or Class A preferred stock which is redeemable, and each such class may be redeemed, as a whole or in part, at any time at the redemption price specified for such class. Not less than thirty nor more than sixty days prior to the date fixed for redemption a notice of the time and place thereof shall be given to the holders of record of the preferred stock or Class A preferred stock so to be redeemed, by mail or publication, in such manner as may be prescribed by the by-laws of the corporation or by resolution of the board of directors, but such resolution shall in no way conflict with the by-laws. In every case of redemption of less than all the outstanding shares of any one class of preferred stock or Class A preferred stock, the shares of such class to be redeemed shall be chosen by lot in such manner as may be prescribed by resolution of the board of directors. At any time after notice of redemption has been given in the manner prescribed by the by-laws of the corporation or by resolution of the board of directors to the holders of stock so to be redeemed, the corporation may deposit, or may cause its nominee to deposit, the aggregate redemption price with some bank or trust company in the Borough of Manhattan, The City of New York, or in the city of Birmingham, Alabama, named in such notice, payable on the date fixed for redemption as aforesaid and in the amounts aforesaid to the respective orders of the holders of the shares so to be redeemed, on endorsement to the corporation or its nominee, or otherwise, as may be required, and upon surrender of the certificates for such shares. Upon the deposit of such money as aforesaid, or, if no such deposit is made, upon such redemption date (unless the corporation defaults in making payment of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares, and from and after the making of such deposit, or, if no such deposit is made, after the redemption date (the corporation not having defaulted in making payment of the redemption price as set forth in such notice), such holders shall have no interest in or claim against the corporation, or its nominee, with respect to such shares, but shall be entitled only to receive such moneys on the date fixed for redemption as aforesaid from such bank or trust company, or, if no such deposit is made, from the corporation, without interest thereon, upon endorsement, if required, and surrender of the certificates as aforesaid.

                  If such deposit shall be made by a nominee of the corporation as aforesaid, the prior holders of the shares for the redemption of which such deposit shall have been made shall, upon such deposit, cease to have any right or interest in such shares except as set forth in the foregoing paragraph, and such nominee shall, upon such deposit, become the owner of the shares with respect to which such deposit was made and certificates may be issued to such nominees in evidence of such ownership.

                  In case the holder of any such preferred stock or Class A preferred stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall upon demand pay over to the corporation such amounts so deposited and the depositary shall thereupon be relieved from all responsibility to the holder thereof. No interest on such deposit shall be payable to any such holder.

                  Nothing herein contained shall limit any legal right of the corporation to purchase or otherwise acquire any shares of the preferred stock or Class A preferred stock; provided, however, that the corporation shall not redeem, purchase or otherwise acquire any shares of the preferred stock or Class A preferred stock, if, at the time of such redemption, purchase or other acquisition, dividends payable on the preferred stock or Class A preferred stock of any class shall be in default in whole or in part, unless, prior to or concurrently with such redemption, purchase or other acquisition, all such defaults shall be cured or unless such action has been ordered, approved or permitted under the Public Utility Holding Company Act of 1935 by the Securities and Exchange Commission or any successor commission or regulatory authority of the United States of America.

                  The corporation may from time to time reissue any shares of the preferred stock or Class A preferred stock which have been redeemed, purchased or otherwise acquired by it and resell the same for such consideration as may be fixed by the board of directors.

                  e. Notwithstanding any of the provisions of Article XI hereof, so long as any shares of the preferred stock or Class A preferred stock are outstanding, the corporation shall not, without the affirmative vote in favor thereof of the holders of at least two-thirds of the total voting power of the shares of preferred stock and Class A preferred stock at the time outstanding,

                           (1) authorize or create any kind of stock preferred
                  as to dividends or assets over the preferred stock or Class A preferred stock or issue (such issuance to be within twelve months after such vote) any shares of any kind of stock preferred as to dividends or assets over the preferred stock or Class A preferred stock or any security convertible into such kind of stock or change any of the rights and preferences of the then outstanding preferred stock or Class A preferred stock in any manner so as to affect adversely the holders thereof; provided, however, that if any such change would adversely affect the holders of only one, but not the other, such kind of stock, only the vote of the holders of at least two-thirds of the total voting power of the outstanding shares of the kind so affected shall be required. Nothing in this paragraph contained shall authorize any such authorization, creation or change by the vote of the holders of a less number of shares of preferred stock or Class A preferred stock, or of any other class of stock, or of all classes of stock, than is required for such authorization, creation or change by the laws of the State of Alabama at the time applicable thereto;

                           (2) issue, sell or otherwise dispose of any shares of
                  preferred stock if the total number of shares thereof thereafter issued and outstanding would exceed 300,000, or issue, sell or otherwise dispose of any shares of Class A preferred stock, or issue, sell or otherwise dispose of any kind of stock over which the preferred stock and Class A preferred stock do not have preference as to the payment of dividends and as to assets, or issue, sell or otherwise dispose of any shares of preferred stock or Class A preferred stock or of any kind of stock over which the preferred stock and Class A preferred stock do not have preference as to the payment of dividends and as to assets, which have been redeemed, purchased or otherwise acquired by the corporation, unless, in any such case, (a) the net income of the corporation available for the payment of dividends for a period of twelve consecutive calendar months within the fifteen calendar months immediately preceding the issuance, sale or disposition of such stock (including, in any case in which such stock is to be issued, sold or otherwise disposed of in connection with the acquisition of new property, the net income of the property to be so acquired, computed on the same basis as the net income of the corporation available for the payment of dividends) is at least equal to two times the annual dividend requirements on all outstanding shares of preferred stock and Class A preferred stock and of all kinds of stock over which the preferred stock and Class A preferred stock do not have preference as to the payment of dividends and as to assets, including the shares proposed to be issued, and (b) the gross income of the corporation available for the payment of interest for a period of twelve consecutive calendar months within the fifteen calendar months immediately preceding the issuance, sale or disposition of such stock (including, in any case in which such stock is to be issued, sold or otherwise disposed of in connection with the acquisition of new property, the gross income of the property to be so acquired, computed on the same basis as the gross income of the corporation available for the payment of interest) is at least equal to one and one-half times the aggregate of the annual interest requirements (adjusted by provision for amortization of debt discount and expense or of premium on debt, as the case may be) on all outstanding indebtedness of the corporation and the annual dividend requirements (adjusted by provision for amortization of preferred stock premium and expense) on all outstanding shares of preferred stock and Class A preferred stock and of all kinds of stock over which the preferred stock and Class A preferred stock do not have preference as to the payment of dividends and as to assets, including the shares proposed to be issued; or

                           (3) issue, sell or otherwise dispose of any shares of
                  preferred stock if the total number of shares thereof thereafter issued and outstanding would exceed 300,000, or issue, sell or otherwise dispose of any shares of Class A preferred stock, or issue, sell or otherwise dispose of any kind of stock over which the preferred stock and Class A preferred stock do not have preference as to the payment of dividends and as to assets, or issue, sell or otherwise dispose of any shares of preferred stock or Class A preferred stock, or of any kind of stock over which the preferred stock and Class A preferred stock do not have preference as to the payment of dividends and as to assets, which have been redeemed, purchased or otherwise acquired by the corporation, unless, in any such case, the aggregate of the par value of, or stated capital represented by, the outstanding shares of common stock and of the surplus of the corporation (paid in, earned and other, if any) shall be not less than the aggregate amount payable in the event of involuntary liquidation upon all outstanding shares of preferred stock and Class A preferred stock and all kinds of stock over which the preferred stock and Class A preferred stock do not have preference as to the payment of dividends and as to assets, including the shares proposed to be issued, provided that no portion of the surplus of the corporation utilized to satisfy the foregoing requirement shall be available for dividends or other distributions of assets, by purchase of shares or otherwise, on common stock or on any other kind of stock over which the preferred stock and Class A preferred stock have preference as to the payment of dividends and as to assets, until such additional shares are retired or until and to the extent that the par value of, or stated capital represented by, the outstanding shares of common stock shall have been increased.

                             3. Definition of Terms

                  a. The term "accrued dividends" shall be deemed to mean in respect of any share of the preferred stock or Class A preferred stock of any class, as of any given date, the amount, if any, by which the product of the rate of dividend per annum, determined upon the shares of such class, multiplied by the number of years and any fractional part of a year which shall have elapsed from the date after which dividends on such stock became cumulative to such given date, exceeds the total dividends actually paid on such stock and the dividends declared and set apart for payment. Accumulations of dividends shall not bear interest.

                  b. The term "outstanding," whenever used herein with respect to shares of preferred stock or Class A preferred stock or of any other kind of stock which are by their terms redeemable, or with respect to bonds or other evidences of indebtedness, shall not include any such shares or bonds or evidences of indebtedness which have been called for redemption in accordance with the provisions applicable thereto, notice of such call for redemption having been given or appropriately provided for as required by such provisions, and for the redemption of which a sum of money sufficient to pay the amount payable on such redemption shall have been deposited by the corporation with a bank or trust company, irrevocably in trust for such purpose, or any bonds or other evidences of indebtedness for the payment of which at maturity provision has been made in a similar manner.

                  c. The term "net income of the corporation available for the payment of dividends" shall mean the balance remaining after deducting from the total gross revenues of the corporation from all sources the following: (1) all operating expenses and taxes, including charges to income for general taxes and for federal and state taxes measured by income, for retirement or depreciation reserve and for amortization or other disposition of amounts, if any, classified as amounts in excess of original cost of utility plant, and (2) all interest charges and other income deductions, including charges to income for the amortization of debt discount, premium and expense and of preferred stock and Class A preferred stock premium and expense, and the total amount, if any, by which the charges to income or earned surplus during such period as provision for depreciation shall have been less than an amount equal to the product of the applicable percentage (as defined below) and the mathematical average of the amounts of depreciable property (as defined in Section 3 of the Supplemental Indenture dated as of May 1, 1957) at the opening of business on the first day and at the close of business on the last day of such period. The term

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

         "applicable percentage" shall mean 3.0% or such other percentage as shall be authorized or approved, upon application by the corporation, by the Securities and Exchange Commission, or by any successor commission thereto, under the Public Utility Holding Company Act of 1935.

                  d. The term "gross income of the corporation available for the payment of interest" shall mean the balance remaining after deducting from the total gross revenues of the corporation from all sources all operating expenses and taxes, including charges to income for general taxes and for federal and state taxes measured by income, for retirement or depreciation reserve and for amortization or other disposition of amounts, if any, classified as amounts in excess of original cost of utility plant, and the total amount, if any, by which the charges to income or earned surplus during such period as provision for depreciation shall have been less than an amount equal to the product of the applicable percentage (as defined below) and the mathematical average of the amounts of depreciable property (as defined in Section 3 of the Supplemental Indenture dated as of May 1, 1957) at the opening of business on the first day and at the close of business on the last day of such period. The term "applicable percentage" shall mean 3.0% or such other percentage as shall be authorized or approved, upon application by the corporation, by the Securities and Exchange Commission, or by any successor commission thereto, under the Public Utility Holding Company Act of 1935.

                               B. Preference Stock

                              1. General Provisions

                  The following provisions shall apply to all series of preference stock which may now or hereafter be authorized or created irrespective of series:

                  a. The preference stock is subject to the prior rights and preferences of the preferred stock and Class A preferred stock.

                  b. So long as any shares of preference stock are outstanding, no dividends shall be declared or paid upon or set apart for the common stock or any other kind of stock not having preference over the preference stock as to the payment of dividends and as to assets, nor any sums applied to the purchase, redemption or retirement of any class of such stock, unless (i) full dividends on all shares of cumulative preference stock, of all series outstanding, for all past dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart and the full dividend for the then-current dividend period shall have been or concurrently shall be declared, and
         (ii) full dividends for the then-current dividend period on all shares of non-cumulative preference stock, of all series outstanding, have been, or contemporaneously are, paid, or declared and a sum sufficient for the payment thereof set aside. Unpaid accrued dividends on the preference stock shall not bear interest.

                  When specified dividends are not paid in full on all series of preference stock, the shares of each series of preference stock shall share ratably in any partial payment of dividends in accordance with the sums which would be payable on said shares if all dividends were paid in full; provided, however, that non-cumulative preference stock shall not share in accumulations of accrued and unpaid dividends for prior dividend periods unless previously declared.

                  After such dividends as aforesaid upon the preference stock of all series then outstanding shall have been paid or declared and set apart for payment, the board of directors may declare dividends on the common stock or any other class of stock over which the preference stock has preference as to the payment of dividends, and no holders of any series of the preference stock as such shall be entitled to share therein.

                  c. Upon any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, before any distribution shall be made to the holders of the common stock or any other class of stock over which the preference stock has preference as to the payment of dividends or assets, but subject to the prior rights and preferences of the holders of preferred stock and the Class A preferred stock, the holders of preference stock of each series, without any preference of the shares of any series of preference stock over the shares of any other series of preference stock, shall be entitled to receive out of the assets of the corporation, whether capital, surplus or other, the amount specified to be payable on the shares of such series in the event of voluntary or involuntary liquidation, as the case may be.

                  In case the assets shall not be sufficient to pay in full the amounts determined to be payable on all the shares of preference stock in the event of voluntary or involuntary liquidation, as the case may be, then the assets available for such payment shall be distributed to the extent available as follows: first, to the payment, pro rata, of the amount payable in the event of involuntary liquidation on each share of preference stock outstanding irrespective of series; second, to the payment of the accrued dividends, if any, on such shares, such payment to be made pro rata in accordance with the amount of accrued dividends on each such share; and, third, to the payment of any amounts in excess of the amount payable in the event of involuntary liquidation on each share plus accrued dividends which may be payable on the shares of any series in the event of voluntary or involuntary liquidation, as the case may be, such payment also to be made pro rata in accordance with the amounts, if any, so payable on each such share. After payment to the holders of the preference stock of the full preferential amounts hereinbefore provided for, the holders of the preference stock as such shall have no right or claim to any of the remaining assets of the corporation, either upon any distribution of such assets or upon dissolution, liquidation or winding up, and the remaining assets to be distributed, if any, upon a distribution of such assets or upon dissolution, liquidation or winding up, may be distributed among the holders of the common stock or of any other class of stock over which the preference stock has preference as to assets. Without limiting the right of the corporation to distribute its assets or to dissolve, liquidate or wind up in connection with any sale, merger or consolidation, the sale of all the property of the corporation to, or the merger or consolidation of the corporation into or with, any other corporation shall not be deemed to be a distribution of assets or a dissolution, liquidation or winding up for the purposes of this paragraph.

                  d. So long as any shares of the preference stock are outstanding, the corporation shall not, without the affirmative vote in favor thereof of the holders of at least a majority of the total voting power of the shares of preference stock at the time outstanding voting together as a single class, increase the authorized shares of preferred stock or Class A preferred stock or authorize or create any other class of stock preferred as to dividends or assets over the preference stock or change any of the rights and preferences of the then outstanding preference stock in any manner so as to affect adversely the holders thereof; provided, however, that if any such change would affect adversely the holders of only one or more series of the preference stock, but not other series of the preference stock, only the vote of the holders of at least a majority of the total voting power of the outstanding shares of the series so affected voting together as a single class shall be required; and provided further that nothing in this paragraph contained shall authorize any such authorization, creation or change by the vote of the holders of a less number of shares of preference stock, or of any other class of stock, or of all classes of stock, than is required for such authorization, creation or change by the laws of the State of Alabama at the time applicable thereto.

                             2. Definition of Terms

                  a. The term "accrued dividends" shall be deemed to mean (1) in respect of any share of cumulative preference stock of any series, as of any given date, the amount, if any, by which the product of the rate of dividend per annum, determined upon the shares of such series, multiplied by the number of years and any fractional part of a year which shall have elapsed from the date after which dividends on such stock became cumulative to such given date, exceeds the total dividends actually paid on such stock and the dividends declared and set apart for payment and (2) in respect of any share of non-cumulative preference stock of any series, as of any given date, the amount, if any, by which the product of the rate of dividend per annum, determined upon the shares of such series, multiplied by the number of days which shall have elapsed for the then current dividend period, exceeds the total dividends actually paid on such stock and the dividends declared and set apart for payment for such current dividend period.

                  b. The term "outstanding," whenever used herein with respect to shares of preference stock or of any other kind of stock which are by their terms redeemable, or with respect to bonds or other evidences of indebtedness, shall not include any such shares or bonds or evidences of indebtedness which have been called for redemption in accordance with the provisions applicable thereto, notice of such call for redemption having been given or appropriately provided for as required by such provisions, and for the redemption of which a sum of money sufficient to pay the amount payable on such redemption shall have been deposited by the corporation with a bank or trust company, irrevocably in trust for such purpose, or any bonds or other evidences of indebtedness for the payment of which at maturity provision has been made in a similar manner.

                                 C. Common Stock

                  There shall be a class of stock of the corporation designated as common stock and each share of common stock shall be equal to every other share of such stock in every respect.

                                D. Voting Powers

                  1. At all elections of directors of the corporation, the holders of preferred stock and Class A preferred stock shall have full voting rights with the holders of common stock, all voting together as a single class; each holder of preferred stock and Class A preferred stock with a stated value of $100 being entitled to two-fifths vote for each share thereof standing in his name, each holder of Class A preferred stock with a stated value of $25 per share being entitled to one-tenth vote for each share thereof standing in his name, each holder of Class A preferred stock with a stated value of $100,000 being entitled to 400 votes for each share thereof standing in his name and each holder of common stock being entitled to one vote for each share thereof standing in his name. In addition, with the approval of the board of directors and the holders of a majority of the outstanding shares of common stock, the Joint Agreement may be amended to provide that the holders of outstanding shares of any series of preference stock may be entitled to full voting rights in the election of directors, to vote together with the holders of common stock, preferred stock and Class A preferred stock, with each holder of preference stock being entitled to one-tenth of a vote for each share thereof standing in his name.

                  On all other matters, except on matters in respect of which the laws of the State of Alabama shall provide that all shareholders shall have the right to vote irrespective of whether such right shall have been relinquished by any of such shareholders and except as otherwise herein provided, the holders of common stock shall have the exclusive right to vote.

                  At all elections of directors of the corporation, each shareholder entitled to vote for directors shall have the right to cumulate his votes and to give to one candidate for whom he may vote as many votes as the number of directors to be elected by the holders of the class of stock held by such shareholder multiplied by the number of his votes equals, or to distribute them on the same principle among as many such candidates as he sees fit.

                  2. Notwithstanding the foregoing, whenever and as often as four quarterly dividends payable on the preferred stock or Class A preferred stock of any class shall be in default, in whole or in part, the holders of the preferred stock and Class A preferred stock of all classes shall have the exclusive right, voting separately and as a single class, to vote for and to elect the smallest number of directors that shall constitute a majority of the then authorized number of directors of the corporation. In the event of defaults entitling the preferred stock and Class A preferred stock to vote as aforesaid, the holders of common stock shall have the exclusive right, subject to the rights of the holders of the preference stock, voting separately and as a class, to vote for and to elect the greatest number of directors that shall constitute a minority of the then authorized number of directors of the corporation. In each such instance in which the holders of the preferred stock and the Class A preferred stock are entitled to vote separately and as a single class or to vote together with the holders of the preference stock and common stock, other than for the election of directors, the relative voting power of the various classes of stock shall be computed as hereinafter provided. These additional voting rights of the holders of the preferred stock and Class A preferred stock shall cease, however, when all defaults in the payment of dividends on their stock shall have been cured, and such dividends shall be declared and paid out of any funds legally available therefor as soon as, in the judgment of the board of directors, is reasonably practicable.

                  Whenever the right shall have accrued to the holders of the preferred stock and Class A preferred stock to elect directors, voting separately as a class, the terms of office, as directors, of all persons who may be directors of the corporation at the time shall terminate upon the election of a majority of the board of directors by the holders of the preferred stock and Class A preferred stock. If the holders of the common stock shall not then have elected the remaining directors of the corporation, the directors of the corporation, in office just prior to the election of a majority of the board of directors by the holders of the preferred stock and Class A preferred stock shall elect the remaining directors of the corporation. Thereafter so long as the majority of the board of directors is being elected by the holders of the preferred stock and Class A preferred stock, the remaining directors, whether elected by directors as aforesaid or by the holders of the common stock, shall continue in office until their successors are elected by the holders of the common stock. Any vacancy in the board of directors occurring during any period that the preferred stock and Class A preferred stock shall have representatives on the board by exercise of the special right herein provided to elect a majority of the board, shall be filled by a majority vote of the remaining directors representing the class of stock theretofore represented by the director causing the vacancy or by the remaining director representing such class if there be but one. Upon the termination of such exclusive right of the holders of the preferred stock and Class A preferred stock to elect a majority of the directors of the corporation, the terms of office of all the directors of the corporation elected by vote of the holders of the preferred stock and Class A preferred stock shall terminate and their successors may be elected by the vote of a majority of the remaining directors or at a meeting of the shareholders of the corporation then entitled to vote.

                  Whenever the right shall have accrued to the holders of the preferred stock and Class A preferred stock to elect directors, voting separately as a class, it shall be the duty of the chairman of the board, the president, a vice-president or the secretary of the corporation forthwith to call and cause notice to be given to the shareholders entitled to vote at a meeting to be held at such time as the officers of the corporation may fix, not less than forty-five nor more than sixty days after the accrual of such right, for the purpose of electing directors. The notice so given shall be mailed to each holder of record of the preferred stock and Class A preferred stock at his last known address appearing on the books of the corporation and shall set forth, among other things, (i) that by reason of the fact that four quarterly dividends payable on the preferred stock or Class A preferred stock of any class are in default, the holders of the preferred stock and Class A preferred stock, voting separately as a class, have the right to elect the smallest number of directors necessary to constitute a majority of the full board of directors of the corporation, (ii) that any holder of the preferred stock or Class A preferred stock has the right, at any reasonable time, to inspect, and make copies of, the list or lists of holders of the preferred stock and Class A preferred stock maintained at the principal office of the corporation or at the office of any transfer agent of the preferred stock or Class A preferred stock, and (iii) either the entirety of this paragraph or the substance thereof with respect to the number of shares of the preferred stock and Class A preferred stock required to be represented at any meeting, or adjournment thereof, called for the election of directors of the corporation. At the first meeting of shareholders held for the purpose of electing directors during such time as the holders of the preferred stock and Class A preferred stock shall have the special right, voting separately as a class, to elect directors, the presence in person or by proxy of the holders of a majority of the outstanding common stock shall be required to constitute a quorum of such class for the election of directors, and the presence in person or by proxy of the holders of a majority of the total voting power of the outstanding shares of preferred stock and Class A preferred stock shall be required to constitute a quorum of such class for the election of directors; provided, however, that in the absence of a quorum of the holders of the preferred stock and Class A preferred stock, no election of directors shall be held, but a majority of the total voting power of the holders of the preferred stock and Class A preferred stock who are present in person or by proxy shall have power to adjourn the election of the directors to a date not less than fifteen nor more than fifty days from the giving of the notice of such adjourned meeting hereinafter provided for; and provided, further, that at such adjourned meeting, the presence in person or by proxy of the holders of 35% of the total voting power of the outstanding preferred stock and Class A preferred stock shall be required to constitute a quorum of such class for the election of directors. In the event such first meeting of shareholders shall be so adjourned, it shall be the duty of the chairman of the board, the president, a vice-president or the secretary of the corporation, within ten days from the date on which such first meeting shall have been adjourned to cause notice of such adjourned meeting to be given to the shareholders entitled to vote thereat, such adjourned meeting to be held not less than fifteen days nor more than fifty days from the giving of such second notice. Such second notice shall be given in the form and manner hereinabove provided for with respect to the notice required to be given of such first meeting of shareholders, and shall further set forth that a quorum was not present at such first meeting and that the holders of 35% of the total voting power of the outstanding preferred stock and Class A preferred stock shall be required to constitute a quorum of such class for the election of directors at such adjourned meeting. If the requisite forum of holders of the preferred stock and Class A preferred stock shall not be present at said adjourned meeting, then the directors of the corporation then in office shall remain in office until the next annual meeting of the corporation, or special meeting in lieu thereof, and until their successors shall have been elected and shall qualify. Neither such first meeting nor such adjourned meeting shall be held on a date within sixty days of the date of the next annual meeting of the corporation or special meeting in lieu thereof. At each annual meeting of the corporation, or special meeting in lieu thereof, held during such time as the holders of the preferred stock and Class A preferred stock, voting separately as a class, shall have the right to elect a majority of the board of directors, the foregoing provisions of this paragraph shall govern such annual meeting, or special meeting in lieu thereof, as if said annual meeting or special meeting were the first meeting of shareholders held for the purpose of electing directors after the right of the holders of the preferred stock and Class A preferred stock, voting separately as a class to elect a majority of the board of directors, should have accrued, with the exception that if, at any adjourned annual meeting, or special meeting in lieu thereof, 35% of the total voting power of the outstanding preferred stock and Class A preferred stock is not present in person or by proxy, subject to the rights of the holders of the preference stock, all the directors shall be elected by a vote of the holders of a majority of the common stock of the corporation present or represented at the meeting.

                  3. Notwithstanding the foregoing, in the event that (1) with respect to any series of non-cumulative preference stock, any six quarterly dividends (whether or not consecutive and whether or not earned and declared) or (2) with respect to any series of cumulative preference stock, any six consecutive quarterly dividends, have not been paid in full on such series of preference stock, in whole or in part, the holders of the preference stock, together with all other series of preference stock upon which like voting rights are then exercisable, shall have the exclusive right, voting separately and as a single class, to vote for and to elect two additional directors of the corporation and the authorized number of directors of the corporation shall be increased accordingly to effect such election. These additional voting rights of the holders of the preference stock will continue until such time as (1) with respect to any series of non-cumulative preference stock, full dividends on such series of preference stock have been paid or declared and set apart regularly for at least one year (four consecutive full quarterly dividend periods), or (2) with respect to any series of cumulative preference stock, the dividends in arrears and the current dividend on such series of preference stock shall have been paid or declared and set aside for payment, at which time in either case, such right will terminate, subject to revesting in the event of a subsequent failure to pay dividends of the character described above. Upon termination of the right of the holders of shares of the preference stock to vote as a single class for the election of directors, the term of office of all directors then in office elected by such holders voting as a single class will terminate immediately.

                  Whenever the right shall have accrued to the holders of the preference stock to elect directors, voting separately as a class, it shall be the duty of the chairman of the board, the president, a vice-president or the secretary of the corporation forthwith to call and cause notice to be given to the shareholders entitled to vote at a meeting to be held at such time as the officers of the corporation may fix, not less than forty-five nor more than sixty days after the accrual of such right, for the purpose of electing directors. The notice so given shall be mailed to each holder of record of the preference stock at his last known address appearing on the books of the corporation and shall set forth, among other things, (i) that by reason of the fact that six quarterly dividends payable on such series of preference stock have not been paid, the holders of the preference stock, voting together as a single class with the holders of one or more other series of preference stock upon which like voting rights are then exercisable, have the right to elect two additional directors of the corporation, (ii) that any holder of the preference stock has the right, at any reasonable time, to inspect, and make copies of, the list or lists of holders of the preference stock maintained at the principal office of the corporation or at the office of any transfer agent of the preference stock, and (iii) either the entirety of this paragraph or the substance thereof with respect to the number of shares of the preference stock required to be represented at any meeting, or adjournment thereof, called for the election of directors of the corporation.

                  At the first meeting of shareholders held for the purpose of electing directors during such time as the holders of the preference stock shall have the special right, voting separately as a class, to elect two directors, the presence in person or by proxy of the holders of a majority of the total voting power of the outstanding shares of preference stock shall be required to constitute a quorum of such class for the election of the two additional directors; provided, however, that in the absence of a quorum of the holders of the preference stock, no election of the two additional directors shall be held, but a majority of the total voting power of the holders of the preference stock who are present in person or by proxy shall have the power to adjourn the election of the two additional directors to a date not less than fifteen nor more than fifty days from the giving of the notice of such adjourned meeting hereinafter provided for; and provided, further, that at such adjourned meeting, the presence in person or by proxy of the holders of 35% of the total voting power of the outstanding preference stock shall be required to constitute a quorum of such class for the election of the two additional directors. In the event such first meeting of shareholders shall be so adjourned, it shall be the duty of the chairman of the board, the president, a vice-president or the secretary of the corporation, within ten days from the date on which such first meeting shall have been adjourned to cause notice of such adjourned meeting to be given to the shareholders entitled to vote thereat, such adjourned meeting to be held not less than fifteen days nor more than fifty days from the giving of such second notice. Such second notice shall be given in the form and manner hereinabove provided for with respect to the notice required to be given of such first meeting of shareholders, and shall further set forth that a quorum was not present at such first meeting and that the holders of 35% of the total voting power of the outstanding preference stock shall be required to constitute a quorum of such class for the election of the two additional directors at such adjourned meeting. If the requisite forum of holders of the preference stock shall not be present at said adjourned meeting, then the two directors of the corporation to be elected by the holders of the preference stock pursuant to the terms hereof shall be elected at the next annual meeting of the corporation, or special meeting in lieu thereof, as herein after provided. Neither such first meeting nor such adjourned meeting shall be held on a date within sixty days of the date of the next annual meeting of the corporation or special meeting in lieu thereof. At each annual meeting of the corporation, or special meeting in lieu thereof, held during such time as the holders of the preference stock, voting separately as a single class, shall have the right to elect two additional members of the board of directors, the foregoing provisions of this paragraph shall govern such annual meeting, or special meeting in lieu thereof, as if said annual meeting or special meeting were the first meeting of shareholders held for the purpose of electing directors after the right of the holders of the preference stock, voting separately as a class to elect two additional directors, should have accrued, with the exception that if, at any adjourned meeting, or special meeting in lieu thereof, 35% of the total voting power of the outstanding preference stock is not present in person or by proxy, the two directors of the corporation previously elected by the holders of the preference stock pursuant to the terms hereof, if any, shall remain in office until the next annual meeting of the corporation, or special meeting in lieu thereof, and until their successors shall have been elected and shall qualify.

                  4. For the purposes of the foregoing provisions, other than when the holders of the preferred stock, the Class A preferred stock, the common stock and if this Joint Agreement has been amended to provide that the holders of the preference stock shall have the right to vote generally in the election of directors, the preference stock vote together as a single class for the election of directors, the preferred stock and Class A preferred stock of all classes shall be deemed to be a single class and the preference stock of all series shall be deemed to be a single class, and the relative voting power of each class of preferred stock and Class A preferred stock, each series of preference stock and the common stock shall be determined as follows:

                  a. the relative voting power of each share of preferred stock and Class A preferred stock for purposes of all votes and consents hereunder shall be in the same proportion to all the outstanding shares of preferred stock and Class A preferred stock as the ratio of (i) the stated capital of such share to (ii) the aggregate stated capital of all then outstanding shares of preferred stock and Class A preferred stock.

                  b. the relative voting power of each share of preference stock for purposes of all votes and consents hereunder shall be in the same proportion to all the outstanding shares of preference stock as the ratio of (i) the stated capital of such share to (ii) the aggregate stated capital of all then outstanding shares of preference stock.

                  c. for purposes of computation

                  (1) in voting by holders of preferred stock and Class A preferred stock as a single class, each share of preferred stock or Class A preferred stock having the lowest stated capital then outstanding shall have one vote and each share of preferred stock and Class A preferred stock having a stated capital other than the lowest stated capital then outstanding shall have that number of votes which is proportionate to such one vote as determined pursuant to subparagraph (a) above,

                  (2) in voting by holders of preference stock as a single class, each share of preference stock having the lowest stated capital then outstanding shall have one vote and each share of preference stock having a stated capital other than the lowest stated capital then outstanding shall have that number of votes which is proportionate to such one vote as determined pursuant to subparagraph (b) above, and

                   (3) in voting by holders of preferred stock, Class A preferred stock and preference stock together with the holders of the common stock, each share of common stock shall have one vote, each share of preferred stock shall have one vote, each share of Class A preferred stock shall have that number of votes which is proportionate to such one vote as determined pursuant to subparagraph (a) above and each share of preference stock shall have that number of votes which is proportionate to such one vote as determined pursuant to subparagraph
         (b) above.

                           D. Miscellaneous Provisions

                  1. The holders of the preferred stock, Class A preferred stock and preference stock shall have no pre-emptive rights to subscribe to any additional shares of the capital stock of the corporation of any kind, or any rights to exchange shares issued for shares to be issued; but, before issuing or disposing of any shares of common stock or any bonds, debentures or other obligations, or rights or options, which are convertible into or exchangeable for or which entitle the holder or owner to subscribe for or purchase any shares of common stock, the board of directors shall offer to the holders of the common stock at the time outstanding, and the holders thereof shall be entitled to purchase or subscribe for the shares of common stock or the bonds, debentures or other obligations, or rights or options, which are convertible into or exchangeable for such stock or which entitle the holder or owner thereof to subscribe for or purchase such stock, upon terms not less favorable to the purchaser (without deduction of such compensation, allowance or discount for the sale, underwriting or purchase thereof as may be fixed by the board of directors) than those on which the board of directors issues and disposes of such stock, bonds, debentures, obligations or rights to other than such holders of common stock

                  2. The corporation may issue and dispose of any of its authorized shares of stock for such consideration as may be fixed from time to time by the board of directors subject to the laws of the state of Alabama then applicable.

                  3. The corporation may from time to time, out of its net profits or surplus earnings, purchase any of its stock outstanding at such price as may be fixed by its board of directors and accepted by the holders of the stock purchased, but such price shall not exceed the redemption price, if any, of the stock purchased.

                  4. The corporation shall be entitled to treat the person in whose name any share, right or option is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share, right or option on the part of any other person, whether or not the corporation shall have notice thereof, save as may be expressly provided by the laws of the state of Alabama.

                  5. A director shall be fully protected in relying in good faith upon the books of account of the corporation or statements prepared by any of its officials as to the value and amount of the assets, liabilities and net profits of the corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.










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                                      C-16